Exhibit 99.1

Explanatory Note: This is a conformed copy of the Meredith Corporation Employee Stock Purchase Plan of 2002, as amended by the Meredith Corporation Board of Directors on August 13, 2008, and approved by shareholders on November 5, 2008; as further amended by the Board of Directors on August 8, 2012, and approved by shareholders on November 7, 2012; and further amended and restated on November 12, 2019, and further amended by the Board of Directors on August 11, 2020, and approved by shareholders on November 11, 2020.

MEREDITH CORPORATION
EMPLOYEE STOCK PURCHASE PLAN
(AS AMENDED AND RESTATED AUGUST 11, 2020)
1.    Purpose. Meredith Corporation, an Iowa corporation (the “Company”), originally adopted the Meredith Corporation Employee Stock Purchase Plan (the “Plan”) on May 8, 2002 and has amended the Plan from time to time as described in paragraph 21. The purpose of the Plan is to provide an opportunity for the employees of the Company and any designated subsidiaries to purchase shares of the common stock, $1.00 par value per share, of the Company (the “Common Stock”) at a discount through voluntary automatic payroll deductions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company’s stockholders.
2.    Shares Subject to Plan. The shares of Common Stock (the “Shares”) previously authorized under the Plan and remaining available to be sold or otherwise made available under the Plan as of August 11, 2020 shall, subject to shareholder approval, be increased by 500,000 shares. Such Shares may be authorized but unissued Common Stock, treasury shares or Common Stock purchased in the open market. If there is any change in the outstanding shares of Common Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the total number of Shares available for sale under the Plan and the number of Shares offered to each eligible employee pursuant to Section 8 shall be equitably adjusted by the Committee appointed to administer the Plan to give proper effect to such change.
3.    Administration. The Plan shall be administered by a committee (the “Committee”) which shall be the Compensation Committee of the Board of Directors or another committee consisting of not less than two directors of the Company appointed by the Board of Directors, all of whom shall qualify as non-employee directors within the meaning of Securities and Exchange Commission Regulation §240.16b-3 or any successor regulation (“Rule 16b-3”). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any rights granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. The Committee may delegate its responsibilities for administering the Plan to any one or more persons as the Committee deems necessary or appropriate; provided, however, that the Committee may not delegate its responsibilities under this Plan to the extent such delegation would cause the Plan to fail to satisfy the administration requirements as defined in Rule 16b-3.
4.    Eligibility. All regular employees of the Company and of each qualified subsidiary of the Company, which may be so designated by the Committee, other than, in the discretion of the Committee, employees whose customary employment is less than 20 hours per week, shall be eligible to participate in the Plan. For the purposes of this Plan, the term “employee” means any individual in an employee-employer relationship with the Company or a qualified subsidiary of the Company, but excluding (a) any independent contractor; (b) any consultant; (c) any individual performing services for the Company or a qualified subsidiary who has entered into an independent contractor or consultant agreement with the Company or a qualified subsidiary or (d) any individual performing services for the Company or a qualified subsidiary under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Company or a qualified subsidiary enters into for services. The term “qualified subsidiary” means any corporation in which fifty percent (50%) or more of the voting power is, at the time, directly or indirectly controlled by the Company or by one or more subsidiaries and which is designated for participation by the Committee. Unless the Committee determines otherwise, employees of any domestic subsidiary that meets the definition of a “qualified subsidiary” shall be eligible to participate in the Plan. Employees of any foreign subsidiary that meets the definition of a “qualified subsidiary” shall not be eligible to participate in the Plan unless the Committee determines otherwise.
5.    Participation. An eligible employee may elect to participate in the Plan as of any “Enrollment Date.” Enrollment Dates shall occur on the first day of an Offering Period (as defined in paragraph 8). Any such election shall be made by completing and forwarding an enrollment and payroll deduction authorization to the Company’s designee prior to such Enrollment Date. A participating employee may increase or decrease payroll deductions as of any subsequent Enrollment Date by completing and forwarding a revised payroll deduction authorization to the Company’s designee. The Committee has the authority to impose percentage, dollar or any other limitations on the amounts employees may authorize for deduction or deduct from payroll in any Offering Period. Except as otherwise provided in paragraph 7 for withdrawals from the Plan, an eligible employee may not initiate, increase or decrease payroll deductions as of any date other than an Enrollment Date, and may only initiate, increase or decrease payroll deductions for such Enrollment Date during the enrollment period designated, and in such manner as may be determined, by the Committee.
6.    Payroll Deduction Accounts. The Company shall establish a “Payroll Deduction Account” for each participating employee and shall credit all payroll deductions made on behalf of each employee pursuant to paragraph 5 to his or her Payroll Deduction Account. No interest shall be credited to any Payroll Deduction Account. The Payroll Deduction Account is established solely for accounting purposes and all amounts credited to the Payroll Deduction Account shall remain part of the general assets of the Company. An eligible employee may not make any separate cash payment into a Payroll Deduction Account.
7.    Withdrawals. An employee may withdraw from the Plan at any time by completing and forwarding a written notice to the Company’s designee. As soon as practicable following the Company’s receipt of such notice, payroll deductions on behalf of the employee shall be discontinued and all amounts credited to the employee’s Payroll Deduction Account shall remain in the account and be used to purchase Shares in accordance with paragraph 9 hereof, subject to the limitations in paragraph 8 hereof, on the next Share Purchase Date unless the participating employee has filed an appropriate form with the Company’s designee in advance of that date (which elects to receive all of the credit balance in cash, without interest). A withdrawing employee may not again participate in the Plan until the next Enrollment Date.
8.    Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on January 1, April 1, July 1 and October 1 of each year or on such other date as the Committee shall determine, and continuing thereafter to the last day of the respective three-month period or until terminated in accordance with paragraph 18 hereof. The Committee shall have the power to change the duration of Offering Periods with respect to subsequent offerings. As of the first day of each Offering Period, each eligible employee shall be offered the right to purchase up to 500 Shares or such other number as shall be determined by the Committee. Notwithstanding the foregoing, the Company shall not permit the exercise of any right to purchase Shares:
(a)    to an employee who, immediately after the right is granted, would own shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary, or

(b)    which would permit an employee’s rights to purchase shares under this Plan, or under any other qualified employee stock purchase plan maintained by the Company or any subsidiary, to accrue at a rate in excess of $25,000 of the fair market value of such shares (determined at the time such rights are granted) for each calendar year in which the right is outstanding at any time.
For the purposes of subparagraph (a), the provisions of Section 424(d) of the Internal Revenue Code shall apply in determining the stock ownership of an employee and the shares which an employee may purchase under outstanding rights or options shall be treated as shares owned by the employee.
9.    Purchase of Shares.
(a)    Subject to the limitations established in paragraph 8, as of the last day of each Offering Period (a “Share Purchase Date”), the entire credit balance in each participating employee’s Payroll Deduction Account shall be used to purchase Shares (including fractional shares) of Common Stock at the Purchase Price determined under paragraph 9(b) unless the participating employee has filed an appropriate form with the Company’s designee in advance of that date (which elects to receive all of the credit balance in cash without interest).
(b)    The “Purchase Price” for Shares purchased under the Plan shall be not less than 95% of the closing price of shares of Common Stock on the last day of the Offering Period. For these purposes, the closing price shall be as reported on the New York Stock Exchange Composite Transactions list as reported in the Wall Street Journal, Midwest Edition. The Committee shall have the authority to establish a different Purchase Price as long as any such Purchase Price complies with the provisions of Section 423 of the Internal Revenue Code.
(c)    Any amount remaining in an employee’s Payroll Deduction Account as of the relevant Share Purchase Date in excess of the amount that may properly be applied to the purchase of Shares as a result of the application of the limitations set forth in paragraph 8 hereof shall be refunded to the employee as soon as practicable.
10.    Company Match. Subject to the applicable conditions and limitations of the Plan, the Company shall provide a matching contribution under the Plan in the form of additional Shares of Common Stock (the “Company Matching Shares”) to certain participating employees, determined according to the following rules:
(a)        A participating employee shall only be eligible for such Company Matching Shares if he or she has purchased Shares of Common Stock under the Plan pursuant to paragraph 9 above and has subsequently held such purchased Shares under the Plan in a Plan Share Account (as defined in paragraph 11 below) as an active employee for a period of two years, measured from the original Share Purchase Date for such Shares; provided that:

(i)     a participating employee who retires (i.e., terminates employment and at that time is at least 55 years of age and has at least 10 years of service from his or her latest date of hire (as determined pursuant to policies established by the Company in its discretion for eligibility for retiree benefits, as such policies are amended from time to time)) from employment with the Company or a qualified subsidiary, or who is granted a leave of absence under the Company’s or qualified subsidiary’s long-term disability plan, shall remain eligible for the Company Matching Shares described in this paragraph 10 if he or she holds such purchased Shares under the Plan in a Plan Share Account for a period of two years, measured from the original Share Purchase Date for such Shares; and

(ii)     a participating employee who holds such purchased Shares under the Plan in a Plan Share Account will be deemed to have held such Shares in his or her Plan Share Account for the otherwise required two-year period and shall therefore be granted the Company Matching Shares that such employee would have otherwise been eligible to receive related to such purchased Shares upon either the (A) participating employee’s death or (B) termination of the Plan pursuant to paragraph 18 below, if either such event occurs prior to the end of such two-year period.

(b)        The value of the Company Matching Shares shall equal 15% of the Purchase Price (determined without regard to the 5% discount described in subparagraph 9(b) above) from the original Share Purchase Date of such purchased Shares that the participating employee has held for the period of two years required by subparagraph (a) above (subject to the exception described in subparagraph (a)(ii) above). The actual number of Company Matching Shares contributed (in whole or fractional Shares) shall be based on the closing price of shares of Common Stock on the last day of the calendar quarter that is two years from the original Share Purchase Date (or, with respect to the exception described in subparagraph (a)(ii)(A) above, on the last day of the calendar quarter in which the event specified in subparagraph (a)(ii) above occurs and, with respect to the exception described in subparagraph (a)(ii)(B) above, on the date of the event itself). For this purpose, the closing price shall be as reported on the New York Stock Exchange Composite Transactions list as reported in the Wall Street Journal, Midwest Edition.

(c)        The Company shall not provide any additional Company Matching Shares due to the fact that a participating employee may hold existing Company Matching Shares received for a two-year period; only Shares a participating employee purchases him or herself under the Plan may be eligible for Company Matching Shares if the conditions in this paragraph 10 are otherwise satisfied.

11.    Brokerage Accounts or Plan Share Accounts. By enrolling in the Plan, each participating employee shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each participating employee to be established by the Company or by an outside entity selected by the Committee which is not a brokerage firm. Shares purchased or acquired by an employee pursuant to the Plan shall be held in the employee’s brokerage or Plan share account (each, a “Plan Share Account”) in his or her name, or if the employee so indicates on his or her payroll deduction authorization form, in the employee’s name jointly with a member of the employee’s family with right of survivorship. An employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may request that such Shares be held in his or her name as tenant in common with a member of the employee’s family without right of survivorship.
12.    Rights as Stockholder. An employee shall have no rights as a stockholder with respect to Shares subject to any rights granted under this Plan until payment for such Shares has been completed at the close of business on the relevant Share Purchase Date (or, with respect to any Company Matching Shares provided under the Plan, until the close of business on the date such Company Matching Shares are granted). An employee shall have no right to vote any fractional interest in a Share credited to his or her account. All dividends attributable to any Shares held in his or her Plan Share Account shall, in accordance with procedures to be adopted by the Company, be used for the purchase of additional shares of Common Stock at a price equal to the closing price of the stock on the New York Stock Exchange on the dividend payment date.
13.    Certificates. Certificates for Shares purchased or acquired under the Plan will not be issued automatically to the employee. However, certificates for whole Shares purchased or acquired shall be issued as soon as practicable following an employee’s written request. The securities brokerage firm or the Company may make a reasonable charge for the issuance of such certificates. No certificates for fractional shares will be issued. Instead, employees will receive cash representing the value of any fractional shares.
14.    Termination of Employment. If a participating employee’s employment is terminated for any reason, including death, if an employee is granted a leave of absence of more than 90 days duration or if an employee otherwise ceases to be eligible to participate in the Plan, payroll deductions on behalf of the employee shall be discontinued and any amounts then credited to the employee’s Payroll Deduction Account shall remain in the account and be used to purchase Shares in accordance with paragraph 9 hereof, subject to the limitations in paragraph 8 hereof. Any amount remaining in the Payroll Deduction Account after the final Share Purchase Date shall be refunded to the employee as soon as practicable.
15.    Rights Not Transferable. Rights granted under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution and are exercisable during an employee’s lifetime only by the employee.
16.    Employment Rights. Neither participation in the Plan, nor the exercise of any right granted under the Plan, shall be made a condition of employment or of continued employment with the Company or any subsidiary.
17.    Application of Funds. All funds received by the Company for Shares sold by the Company on any Share Purchase Date pursuant to this Plan may be used for any corporate purpose.
18.    Amendments and Termination. The Board of Directors or the Committee may amend the Plan at any time, provided that no such amendment shall be effective unless approved within 12 months after the date of the adoption of such amendment by the affirmative vote of stockholders holding shares of Common Stock entitled to a majority of the votes represented by all outstanding shares of Common Stock entitled to vote if such stockholder approval is required for the Plan to continue to comply with the requirements of Section 423 of the Internal Revenue Code. The Board of Directors or the Committee may suspend the Plan or discontinue the Plan at any time. Upon termination of the Plan, all payroll deductions shall cease and all amounts then credited to the participating employees’ Payroll Deduction Accounts shall be equitably applied to the purchase of whole Shares then available for purchase and any remaining amounts shall be promptly refunded to the participating employees.
19.    Applicable Laws. This Plan shall be governed by and construed in accordance with Iowa law, except for its conflicts of laws principles to the extent they might lead to the application of the laws of another jurisdiction. This Plan, and all rights granted hereunder, are intended to meet the requirements of an “employee stock purchase plan” under Section 423 of the Internal Revenue Code, as from time to time amended, and the Plan shall be construed and interpreted to accomplish this intent. Sales of Shares under the Plan are subject to, and shall be accomplished only in accordance with, the requirements of all applicable securities and other laws.
20.    Expenses. Except to the extent provided in paragraph 13, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares for sale or granting to participating employees, shall be borne by the Company and its subsidiaries.
21.    Amendment and Stockholder Approval. The Plan was originally adopted by the Board of Directors on May 8, 2002 and approved by stockholders on November 11, 2002. The Plan was further amended on August 13, 2008, and approved by stockholders on November 5, 2008, further amended on August 8, 2012, and approved by stockholders on November 7, 2012, and further amended and restated on November 12, 2019, further amended and restated on August 11, 2020, and approved by stockholders on November 11, 2020.